Exhibit 99.8

trident PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE Year Ended December 31, 2013 AND

FOR THE nine MONTHS ENDED september 30, 2014 (UNAUDITED)

trident PORTFOLIO

Contents

Independent Auditors’ Report	1-2

Combined Statements of Revenues and Certain Expenses	3

Notes to Combined Statements of Revenues and Certain Expenses	4-6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Plymouth Industrial REIT, Inc.

Report on the Financial Statement

We have audited the accompanying combined statement of revenues and certain expenses of Trident Portfolio for the year ended December 31, 2013, and the related notes to the combined statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, described in Note 2, of Trident Portfolio for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of Trident Portfolio’s combined revenues and expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum LLP

Marcum LLP

Needham, MA

January 16, 2015

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TRIDENT PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Nine Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	December 31, 2013

Revenues
Rental revenue	$1,278,214	$1,692,402
Tenant reimbursements	1,341,989	1,613,040
Other	—	17,681

Total Revenues	2,620,203	3,323,123

Certain Expenses
Property operating expenses	1,179,422	1,410,516
Real estate taxes and insurance	286,717	398,897
General and administrative expenses	27,727	54,652

Total Certain Expenses	1,493,866	1,864,065

Revenues in Excess of Certain Expenses	$1,126,337	$1,459,058

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trident PORTFOLIO

Notes to CoMBINED STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended september 30, 2014 (Unaudited)

Note 1 - Description of Portfolio

Trident Portfolio (the “Portfolio”) consists of a group of three fully-constructed industrial warehouse facilities located in the Cincinnati, Ohio metropolitan area and Florence, Kentucky with approximately 577,000 square feet of rentable space. Common control exists across all properties in the Portfolio. The Portfolio was owned by Trident Capital Group and sold to Plymouth Industrial REIT, Inc. (the “Company”) on November 24, 2014.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined statements of revenues and certain expenses include the operations of the Portfolio and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statements are not representative of the actual operations for the periods presented as combined revenues and certain expenses, which may not be directly attributable to the combined revenues and expenses expected to be incurred in the future operations of the Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above- and below-market leases. Management is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results.

Interim Unaudited Information

The combined statement of revenues and certain expenses for the nine months ended September 30, 2014 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with U.S. Securities and Exchange Commission’s Rule 3-14 as described above. All such adjustments are of a normal recurring nature.

Use of Estimates

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

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trident PORTFOLIO

Notes to CoMBINED STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended september 30, 2014 (Unaudited)

Note 2 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursements of real estate taxes, insurance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Note 3 - Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Portfolio. As of September 30, 2014, the minimum future rentals receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

Year Ending December 31,
2014 (three months ending December 31, 2014)	$414,440
2015	1,557,323
2016	1,336,652
2017	1,300,566
2018	1,321,608
Thereafter	4,736,342
Total	$10,666,931

Note 4 - Tenant Concentrations

As of December 31, 2013 and September 30, 2014, one property is 100% occupied by a single tenant and two properties are 100% occupied by multiple tenants. Both multi-tenant properties are occupied by two tenants with occupancy of 100% as of December 31, 2013 and September 30, 2014.

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trident PORTFOLIO

Notes to CoMBINED STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended september 30, 2014 (Unaudited)

Note 4 - Tenant Concentrations (continued)

The following table summarizes total revenues for each property:

	Tenants	Square Feet	Nine Months Ended September 30, 2014 (Unaudited)%		Year Ended December 31, 2013%

7585 Empire Drive	Multi-tenant	148,370	$479,705	18%	$596,319	18%
11540-11630 Mosteller Road	Multi-tenant	358,386	1,827,346	70%	2,439,289	73%
4115 Thunderbird Lane	Single	70,000	313,152	12%	287,515	9%
	Total	576,756	$2,620,203	100%	$3,323,123	100%

Note 5 – Related Party Transactions

An affiliate of the previous owner of the Portfolio provides property management services to the properties. The management fee is calculated at 3% of annual rent. Management fees amounted to $89,893 for the year ended December 31, 2013 and $67,500 for the nine months ended September 30, 2014 (unaudited).

Note 6 - Subsequent Events

The Portfolio’s management evaluated subsequent events through January 16, 2015, the date the combined financial statements were available to be issued.

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